UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2009
EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 281-2020
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On October 6, 2009 Ebix, Inc. (the “Company” or “Ebix”) filed a current report on Form 8-K (the “Original Filing”) in connection with the completion of its acquisition of E-Z Data, Inc. (“EZ Data”). This Amendment No. 1 amends the Original Filing to provide the financial statement information required by Items 9.01(a) and 9.01(b) of Form 8-K which were not included in the initial filing.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired

The audited financial statements of EZ Data, including its balance sheets as of December 31, 2008, the statement of income, cash flows, and changes in stockholders equity for the year ended December 31, 2008, and the related notes and report of its independent auditor are filed as Exhibit 99.2 to this current report on Form 8-K/A.

The unaudited financial statements of EZ Data, including its balance sheets as of September 30, 2009 and 2008, the statement of income, cash flows, and changes in stockholders equity for the nine months ended September 30, 2009 and 2008, and the related notes are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(b)	Pro Forma Financial Information

Ebix and EZ Data unaudited condensed and combined financial information, comprised of the pro forma combined balance sheets as of September 30, 2009, and pro forma combined statements of income for the for year ended December 31, 2008 and the nine months ended September 30, 2009 and the related notes are filed as Exhibit 99.4 to this current report on Form 8-K/A.

(c)	Exhibits

Exhibit 2.1*	Agreement and Plan of Merger, dated September 30, 2009, by and amongst Ebix, E-Z Data, and Dale Okuno and Dilip Sontakey, as Sellers

Exhibit 2.2*	IP Asset Purchase Agreement, dated September 30, 2009, by and amongst Ebix Singapore PTE LTD., Ebix, Inc, E-Z Data, and Dale Okuno and Dilip Sontakey, as Shareholders dated September 30, 2009

Exhibit 23.1	Consent of independent audit firm (Krycler, Ervin, Taubman & Walheim)

Exhibit 99.1*	Press release dated October 1, 2009, issued by Ebix, Inc. (re: EZ Data acquisition)

Exhibit 99.2	EZ Data financial statements for the year ended December 31, 2008

Exhibit 99.3	EZ Data financial statements (unaudited) for the nine months ended September 30, 2009 and 2008

Exhibit 99.4	Ebix and EZ Data pro forma condensed and combined financial information (unaudited) as of and for the nine month period ended September 30, 2009, and the twelve month period ended December 31, 2008

*	Previously filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.
By:	/s/ Robert Kerris
	Name:	Robert Kerris
	Title:	Chief Financial Officer and Corporate Secretary

Dated: December 17, 2009

Exhibit Index

Exhibit No.	Description
Exhibit 2.1*	Agreement and Plan of Merger, dated September 30, 2009, by and amongst Ebix, E-Z Data, and Dale Okuno and Dilip Sontakey, as Sellers

Exhibit 2.2*	IP Asset Purchase Agreement, dated September 30, 2009, by and amongst Ebix Singapore PTE LTD., Ebix, Inc, E-Z Data, and Dale Okuno and Dilip Sontakey, as Shareholders dated September 30, 2009

Exhibit 23.1	Consent of independent audit firm (Krycler, Ervin, Taubman & Walheim)

Exhibit 99.1*	Press release dated October 1, 2009, issued by Ebix, Inc. (re: EZ Data acquisition)

Exhibit 99.2	EZ Data financial statements for the year ended December 31, 2008

Exhibit 99.3	EZ Data financial statements (unaudited) for the nine months ended September 30, 2009 and 2008

Exhibit 99.4	Ebix and EZ Data pro forma condensed and combined financial information (unaudited) as of and for the nine month period ended September 30, 2009, and the twelve month period ended December 31, 2008

*	Previously filed